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SEI                  Variable Annuity Application     The Lincoln National Life
  Investments                                             Insurance Comapny
VARIABLE ANNUITY                                         Fort Wayne, Indiana
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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.
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1a Contract Owner
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_____________________________________________________
Full legal name or trust name*

_____________________________________________________
Contract owner e-mail address (if applicable)


_____________________________________________________
Street Address

_____________________________________________________
City                     State               ZIP

_____________________________________________________
Trustee name*

Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year

Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

Date of trust*  [_][_] [_][_] [_][_]  Is trust revocable?*
                Month   Day    Year   [_] Yes    [_] No

Note: Maximum age of Contract Owner is 90.

*This information is required for trusts.

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1b Joint Contract Owner
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_____________________________________________________
Full legal name

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year   [_] Spouse [_] Non-Spouse

Note: Maximum age of Joint Contract Owner is 90.

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2a Annuitant (if no Annuitant is specified the Contract Owner or Joint Owner if younger will be the Annuitant)
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_____________________________________________________
Full legal name

_____________________________________________________
Street address

_____________________________________________________
City                     State               ZIP

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year

Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

Note: Maximum age of Annuitant is 90.

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2b Contingent Annuitant
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_____________________________________________________
Full legal name

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]

Note: Maximum age of Contingent Annuitant is 90.

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3  Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children use full legal names)
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_____________________________________________________
Primary: Full legal name or trust name*
                                                            %
_________________________________  ________________  ________
Relationship to Contract Owner     SSN/TIN


_____________________________________________________
Primary: Full legal name
                                                            %
_________________________________  ________________  ________
Relationship to Contract Owner     SSN/TIN


_____________________________________________________
Contingent: Full legal name or trust name
                                                            %
_________________________________  ________________  ________
Relationship to Contract Owner     SSN/TIN


_____________________________________________________
Executor/Trustee name*

Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
               Month   Day    Year   [_] Yes    [_] No

*This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953SEI).

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4 Type of SEI Variable Annuity Contract
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Nonqualified: [_] Initial Contribution  OR [_] 1035 Exchange

Tax-Qualified (must complete plan type):
[_] Initial Contribution, Tax Year_______ OR [_] Transfer  OR [_] Rollover

Plan Type (check one): [_] Roth IRA  [_] Traditional IRA

Form 30269 1/00           Page 1       [Copyright information (SEI will provide]
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5  Allocation (This section must be completed.)
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Initial minimums:  Nonqualified/403(b)  $25,000    Qualified  $25,000

If no allocations are specified, the entire amount will be allocated to the Money Market Fund pending instructions from the Contract Owner.

Please allocate my contribution of: $ __________________________
                                      Initial contribution
OR $ ________________________________________
     Approximate amount from previous carrier

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SELECT ONE OF THE FOLLOWING PORTFOLIOS
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[_] Institutional Moderate Growth & Income

[_] Global Moderate Growth & Income

[_] Moderate Growth & Income

[_] Institutional Growth & Income

[_] Global Growth & Income

[_] Growth & Income

[_] Institutional Capital Growth

[_] Global Capital Growth

[_] Capital Growth

[_] Institutional Equity

[_] Global Equity

[_] Equity
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All contributions will be allocated to the funds in the percentages determined by the portfolio manager.

Portfolio Rebalancing occurs each quarter according to the portfolios then current percentages.

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OR

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SELECT YOUR OWN ALLOCATION
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Use whole percentages

        % Large Cap Growth
_________

        % Large Cap Value
_________

        % Small Cap Growth
_________

        % Small Cap Value
_________

        % International Equity
_________

        % Emerging Markets
_________

        % Emerging Markets Debt
_________

        % Core Fixed Income
_________

        % High Yield
_________

        % International Fixed
_________

        % Money Market
_________

        % Total (must = 100%)
_________
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Future contributions will follow the allocation above, unless DCA is selected.
To elect DCA, complete form 28065SEI.

To elect Portfolio Rebalancing or Cross-Reinvestment, complete the appropriate form (available from your financial advisor).
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6  Automatic Withdrawals
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[_] Please provide me with automatic withdrawals totaling _____% of the total contract value or $_________________ payable as follows:
                       (minimum of $50)
[_] Monthly    [_] Quarterly    [_] Semiannually    [_] Annually

Begin withdrawals in [_][_] [_][_]
                     Month   Year
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ELECT ONE: [_] Do withhold taxes  [_] Do not withhold taxes
ELECT ONE: [_] Send check to address of record     OR
[_] Send check to the following alternate address:

_______________________________________

_______________________________________

_______________________________________

Note: If no tax withholding selection is made, taxes will be withheld.

For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check.

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7  Death Benefit Option
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If a death benefit is not selected, the default will be: Maximum of (account value, return of premium).

ELECT ONE:  [_] Account Value  [_] Return of Premium  [_] Annual Step Up
            [_] 5% Step Up

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8  Automatic Bank Draft
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________________________________________________________________________________
Print account holder name(s) EXACTLY as shown on bank records

____________________________________________________________ ATTACH VOIDED CHECK
Bank name                                 ABA number

________________________________________________________________________________
Bank street address                 City                  State         ZIP

Automatic bank draft start date:  [_][_]    [_][_]   [_][_]
                                   Month  Day (1-26)  Year
____________________________ $_____________________________
Checking account number       Monthly amount ($100 minimum)

I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box [0000], Fort Wayne, IN 46801-[0000], provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

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9  Telephone/Internet Authorization (Check box if this option is desired)
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[_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10  Replacement Will the proposed contract replace any existing annuity XXXXXXX
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ELECT ONE: [_] No [_] Yes   If yes, complete the 1035 Exchange or Qualified
                            Retirement Account Transfer form.

(Attach a replacement form if required by the state in which the application is signed.)

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Company name

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Plan name                                                  Year issued

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Fraud Warning  Residents of all states except Virginia and Washington, please note:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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11  Signatures
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All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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Signed at (city)                          State

-----------------------------------  -------------------------------------------
Signature of Contract Owner          Joint Contract Owner (if applicable)

Date [_][_] [_][_] [_][_]
     Month   Day    Year

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Signed at (city)                          State

Date [_][_] [_][_] [_][_]
     Month   Day    Year

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Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
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             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES
DEALER. Please type or print.
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12  Insurance In Force. Will the proposed contract replace any existing annuity or life insurance contract?
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ELECT ONE:  [_] No [_] Yes   If yes, please list the insurance in force on the
                             life of the proposed Contract Owner(s) and
                             Annuitant(s):
                                                                 $
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Company name                                      Year issued    Amount

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13  Additional Remarks
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14  Dealer Information
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Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.
      [_] No Load
      [_] C-Share

_______________________________________________ [_][_][_] [_][_][_]-[_][_][_][_]
Registered representative's name (print as it   Registered representative's
appears on NASD licensing)                      telephone number

_______________________________________________ [_][_][_]-[_][_]-[_][_][_][_]
Client account number at dealer (if applicable) Registered representative's SSN

________________________________________________________________________________
Dealer's name

________________________________________________________________________________
Branch address                    City                  State            ZIP

[_] CHECK IF BROKER CHANGE OF ADDRESS

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15  Representative's Signature
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The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

________________________________________________________________________________
Signature

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Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

SEI
  Investments
VARIABLE ANNUITY

Lincoln Life
P.O. Box [0000]
Fort Wayne, IN 46801-[0000]

By Express Mail:  Lincoln Life
                  Attention: SEI Operations
                  1300 South Clinton Street
                  Fort Wayne, IN 46802

If you have any questions regarding this application, call Lincoln Life at [800 000-0000.]

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